SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 9, 1997


                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)


   Maryland
(State or other                     1-11527                      04-3262075
jurisdiction of                 (Commission file               (IRS employer
incorporation)                      number)                 identification no.)


     400 Centre Street, Newton, Massachusetts             02158
     (Address of principal executive offices)           (Zip code)


        Registrant's telephone number, including area code: 617-964-8389

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro Forma Financial Information.

       Introduction to Unaudited Pro Forma Financial Statements and Other Data

       Pro Forma Income Statements and Other Data for the Year Ended December 31, 1996 and the Nine Months Ended September 30, 1997

       Pro Forma Balance Sheet and Other Data as of September 30, 1997

       Notes to Unaudited Pro Forma Financial Statements and Other Data


(c)  Exhibits.

     1.1 Form of Underwriting Agreement among the Company and the Underwriters named in Schedule I thereto.

     8.1  Opinion of Sullivan & Worcester LLP re: tax matters.

     23.1 Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

                          HOSPITALITY PROPERTIES TRUST

             Unaudited Pro Forma Financial Statements and Other Data

     The following unaudited adjusted pro forma balance sheet at September 30, 1997 is intended to present the financial position of the Company as if the transactions described in the Notes (the "Transactions") were consummated at September 30, 1997. The following unaudited adjusted pro forma statements of income are intended to present the results of operations of the Company as if the Transactions were consummated on January 1, 1996. These unaudited adjusted pro forma financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate financial statements of the Company and certain of the acquired hotel properties, each as of and for the year ended December 31, 1996 and for the nine months ended September 30, 1997, incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, and Current Report on Form 8-K dated November 21, 1997.

     These unaudited adjusted pro forma financial statements are not necessarily indicative of the expected financial position or results of operations of the Company for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, delays in the acquisition of certain properties and changes in the Company's operating expenses.

     The following unaudited pro forma balance sheet and unaudited pro forma statements of income were prepared pursuant to the Securities and Exchange Commission's rules for the presentation of pro forma data. The pro forma and adjusted pro forma data give effect to the consummation by the Company of the Transactions. Certain properties expected to be acquired by the Company are currently under construction or development by the sellers. Other properties were under construction during the periods presented when they were owned or under development by the sellers. The accompanying pro forma operating data does not give further effect to the completion of construction or the related lease commencement for any period prior thereto. Construction projects not completed by September 30, 1997 are likewise not reflected in the pro forma balance sheet data. Rather, the effect of completion of construction of these properties is presented separately from the pro forma data as described in the accompanying notes. The Company believes that a display of such adjusted pro forma data is meaningful and relevant to the understanding of the Transactions and, accordingly has presented such data in the final two columns, labeled "Other Data," on the accompanying pages.

                          HOSPITALITY PROPERTIES TRUST
                   PRO FORMA INCOME STATEMENTS AND OTHER DATA
                  (amounts in thousands, except per share data)
                                   (unaudited)



                                                            Proforma                                Other Data
                                                        ----------------------------------------   ---------------    --------------
                                           Historical          Pro Forma                                Other            Adjusted
                                            1996 [M]          Adjustments          Pro Forma         Adjustments        Pro Forma
                                        ----------------   -----------------    ----------------   ---------------    --------------
 Revenues
      Rental Revenue                             $69,514             $23,443 [N]         $92,957           $43,160 [U]      $136,117
      FF&E Reserve Income                         12,169               1,174 [O]          13,343                 -            13,343
      Other Income                                   946               (538) [P]             408                 -               408
                                        ----------------   -----------------    ----------------   ---------------    --------------
               Total Revenue                      82,629              24,079             106,708            43,160           149,868
                                        ----------------   -----------------    ----------------   ---------------    --------------
Expenses
      Depreciation and Amortization               20,398               8,076 [Q]          28,474            13,608 [V]        42,082
      Interest                                     5,646               3,133 [R]           8,779             5,738 [W]        14,517
      General and Administrative                   4,921                 927 [S]           5,848             2,970 [X]         8,818
                                        ----------------   -----------------    ----------------   ---------------    --------------
               Total Expenses                     30,965              12,136              43,101            22,316            65,417
                                        ----------------   -----------------    ----------------   ---------------    --------------
Net Income                                       $51,664             $11,943             $63,607           $20,844           $84,451
                                        ================   =================    ================   ===============    ==============
Weighted Average Shares Outstanding               23,170              15,687 [T]          38,857                 -            38,857
                                        ================   =================    ================   ===============    ==============
Earnings Per Share                                 $2.23                                   $1.64                               $2.17
                                        ================                        ================                      ==============





                                                          Proforma                                 Other Data
                                                         --------------------------------------   ---------------------------------
                                          Historical
                                          Nine Months
                                             Ended
                                         September 30,       Pro Forma                                 Other             Adjusted
                                           1997 [O]         Adjustments           Pro Forma         Adjustments         Pro Forma
                                      ------------------------------------     ----------------   ---------------     --------------
Revenues
      Rental Revenue                           $71,158              $9,322 [N]          $80,480           $22,823  [U]      $103,303
      FF&E Reserve Income                       11,138                   -               11,138                 -             11,138
      Other Income                                 474                   -                  474                 -                474
                                      ----------------   -----------------     ----------------   ---------------     --------------
                Total Revenue                   82,770               9,322               92,092            22,823            114,915
Expenses
      Depreciation and Amortization             22,528               3,480 [Q]           26,008             7,098  [V]        33,106
      Interest                                  10,602             (3,906) [R]            6,696             4,394  [W]        11,090
      General and Administrative                 4,787                 109 [S]            4,896             1,718  [X]         6,614
                                      ----------------   -----------------     ----------------   ---------------     --------------
                Total Expenses                  37,917               (317)               37,600            13,210             50,810
                                      ----------------   -----------------     ----------------   ---------------     --------------
Net Income                                     $44,853              $9,639              $54,492            $9,613            $64,105
                                      ================   =================     ================   ===============     ==============
Weighted Average Shares Outstanding             26,871              12,000 [T]           38,871                 -             38,871
                                      ================   =================     ================   ===============     ==============
Earnings Per Share                               $1.67                                    $1.40                                $1.65
                                      ================                         ================                       ==============



                          HOSPITALITY PROPERTIES TRUST
                     PRO FORMA BALANCE SHEET AND OTHER DATA
                             (dollars in thousands)
                                   (unaudited)




                                                               Pro Forma                                  Other Data
                                                   -------------------------------------   -------------------------------------
                                     Historical
                                   September 30,          Pro Forma        Pro Forma         Adjustments         Adjusted Pro
                                     1997 [A]            Adjustments                                                Forma
                                 -------------------------------------------------------   ----------------    ----------------
                                                                                                                  >
                       Assets
Real estate properties                $1,006,740            $201,876 [B]      $1,208,616           $208,368 [I]      $1,416,984
Accumulated depreciation                (48,746)                   -            (48,746)                  -            (48,746)
                                 ---------------   -----------------    ----------------   ----------------    ----------------
                                         957,994             201,876           1,159,870            208,368           1,368,238
Cash and cash equivalents                 13,955             104,530 [C]         118,485          (104,530) [J]          13,955
FF&E reserve (restricted cash)            11,759               1,294 [D]          13,053                  -              13,053
Rent Receivable                              782                   -                 782                  -                 782
Other assets                               8,290                   -               8,290                  -               8,290
                                 ---------------   -----------------    ----------------   ----------------    ----------------
                                     $   992,780     $       307,700        $  1,300,480          $ 103,838         $ 1,404,318
                                 ===============   =================    ================   ================    ================
             Liabilities and
        Shareholders' Equity
Term debt                               $125,000     $            -         $    125,000          $       -            $125,000
Revolving debt                           104,000           (104,000) [E]               -             79,808 [K]          79,808
Security deposits                        102,359              35,790 [F]         138,149             24,030 [L]         162,179
Other liabilities                          2,957                   -               2,957                  -               2,957

Shareholder's equity
 Common shares of beneficial
           interest                          269                 120 [G]             389                  -                 389
 Additional paid-in capital              656,906             375,790 [H]       1,032,696                  -           1,032,696
 Cumulative net income                   107,866                   -             107,866                  -             107,866
 Dividends                             (106,577)                   -           (106,577)                  -           (106,577)
                                 ---------------   -----------------    ----------------   ----------------    ----------------
 Total shareholders' equity              658,464             375,910           1,034,374                  -           1,034,374
                                 ---------------   -----------------    ----------------   ----------------    ----------------
                                    $    992,780       $     307,700        $  1,300,480       $    103,838         $ 1,404,318
                                 ===============   =================    ================   ================    ================


                          Hospitality Properties Trust

        Notes to Unaudited Pro Forma Financial Statements and Other Data
                  (dollars in thousands, except per share data)
                       Pro Forma Balance Sheet Adjustments

A. Represents the historical balance sheet of the Company at September 30, 1997.

B. Represents the purchase of the 22 hotels open but not acquired as of September 30, 1997:

    Cash purchase prices
            2 Courtyard by Marriott(R) hotels                         $   24,130
            14 Sumner Suites(R) hotels                                   112,000
            6 Candlewood(R) hotels                                        28,952
    Purchase price withheld as Security and Guarantee deposits            35,790
    Closing Cost                                                           1,004
                                                                      ----------
            Total                                                     $  201,876
                                                                      ==========

C. Represents the net effect of the pro forma adjustments on cash.

D. Represents FF&E Reserve cash acquired by the Company in connection with the purchase of six Courtyard by Marriott(R) and three Residence Inn by Marriott(R) hotels. Title to the FF&E Reserves for other hotels to be acquired will be held by the tenant; the Company will have security and remainder interests in FF&E Reserve escrows owned by its tenants.

E. Represents pro forma net repayments by the Company on its credit facilities from the proceeds of the offering of Shares.

F. Represents security deposits and other deposits held by the Company as a result of purchasing and leasing the following hotels:

     2 Courtyard by Marriott(R) hotels                                   $ 2,680
     14 Sumner Suites(R) hotels                                           28,000
     6 Candlewood(R) hotels                                                5,110
                                                                       ---------
                          Total                                          $35,790
                                                                       =========

G. Represents the par value ($0.01) of Shares expected to be issued in the Offering.

H. Represents the following:

     Gross proceeds expected from the Offering
                (12,000,000 shares at $33.0625/share)               $  396,750
      Estimated expenses of the Offering                               (20,840)
                                                                    ----------
           Net Proceeds of the Offering                                375,910
      Par value of Shares                                                 (120)
                                                                    ----------
           Additional Paid-In Capital                               $  375,790
                                                                    ==========

                                   Other Data
                            Balance Sheet Adjustments

I. Represents the purchase of the 20 hotels acquired but not open as of September 30, 1997:

    Cash purchase prices
    6 Courtyard by Marriott(R) hotels                                 $   59,021
    5 Residence Inn by Marriott(R) hotels                                 68,231
    9 Candlewood(R) hotels                                                56,049
    Purchase price withheld as Security and Guarantee deposits            24,030
    Closing Costs                                                          1,037
                                                                      ----------
         Total                                                        $  208,368
                                                                      ==========

      The above hotels are properties the Company expects to purchase from sellers upon completion of construction, of which 5 were completed and purchased by the Company between September 30 and December 9, 1997 for an aggregate purchase price of $56,479.

J. Represents use of pro forma cash raised by the Company in connection with the offering for the purchase of hotels described in Note I.

K. Represents adjusted net borrowing by the Company on its credit facilities.

L. Represents security deposits and other deposits held by the Company as a result of purchasing and leasing the following hotels:

    6 Courtyard by Marriott(R) hotels                                   $  6,558
    5 Residence Inn by Marriott(R) hotels                                  7,582
    9 Candlewood(R) hotels                                                 9,890
                                                                        --------
                     Total                                              $ 24,030
                                                                        ========

           Notes to Unaudited Adjusted Pro Forma Financial Statements
                  (dollars in thousands, except per share data)

                     Pro Forma Income Statement Adjustments


M. Represents the historical income statement of the Company for the period presented.

N. Represents the pro forma effect of leases entered and to be entered for hotels open during the period presented. This pro forma effect is derived as follows:

                                                                Nine Months
                                              Year Ended           Ended
                                              December 31,      September 30,
                                                  1996              1997

    Pro forma Minimum Rent                     $   91,834        $    78,422
    Pro forma Percentage Rent                       1,123              2,058
    Amounts included in historical
      Minimum Rent                                (68,419)           (69,100)
    Amounts included in historical
      Percentage Rent                              (1,095)            (2,058)
                                               ----------       ------------
                                               $   23,443       $      9,322
                                               ==========       ============

    Certain of the hotels owned by the Company as of September 30, 1997 were under development and others are currently under development by the sellers of these properties. The Company is not contractually obligated to acquire these hotels until they are substantially completed. The foregoing pro forma income statements assume the hotels, which were completed prior to September 30, 1997 were acquired as of their completion date; however, pro forma percentage rent is limited to those hotels which were in actual operation since January 1, 1996. Percentage rent which is based upon a percentage or gross revenue increases cannot be calculated for unopened hotels under development.

O. Represents the effect of the Company's 1996 acquisition of 16 Courtyard by Marriott(R) and 18 Residence Inns by Marriott(R)on FF&E Reserve income. FF&E Reserve escrow accounts for all of the Company's Courtyard by Marriott(R) and Residence Inn by Marriott(R) hotels are owned by the Company and periodic payments into these escrow accounts are recorded as additional rent under generally accepted accounting principles ("GAAP").
    Pro forma escrowed amounts represent 5% of total hotel revenues at such hotels prior to the purchase date by the Company for the period presented. No pro forma adjustment for the FF&E Reserve income related to the newly constructed hotels purchased and to be purchased by the Company from Marriott has been made, as these amounts cannot be calculated.

    The FF&E Reserve for the renovation and refurbishment of the Company's Wyndham(R), Sumner Suites(R) and Candlewood(R) hotels remains the property of these respective tenants during the lease term. The Company has a security interest in these escrow accounts and at the end of the lease term, any remaining funds in these FF&E Reserves must be paid to the Company. Under GAAP the FF&E Reserve for the Leases relating to these hotels is not recorded as income by the Company.

P. Represents the pro forma reduction in interest income during 1996 from the effect of cash investments between the time of capital raising activities and acquisitions by the Company.

Q. Represents the impact of the purchases and proposed purchases of hotels from their date of completion to the end of the period presented on depreciation expense.

R. Represents interest on pro forma Term Debt ($125,000) at LIBOR plus the contractual spreads for the entire period presented, plus amortization of deferred financing costs. The average applicable LIBOR rate was 5.45% for the year ended December 31, 1996 and 5.60% for the nine months ended September 30, 1997. The pro forma annual impact on interest expense of a 1/8% change in LIBOR is $156.

S. Represents estimated impact of the transactions described in Note N on general and administrative expenses of the Company.

T. Represents the impact of additional Shares issued in the Offering, plus, for the year ended December 31, 1996 the impact of additional Shares issued by the Company in April 1996.

                                   Other Data
                          Income Statement Adjustments

U. Represents the adjusted pro forma effect of leases entered and to be entered since January 1, 1996. This adjusted pro forma effect is derived as follows:

                                                                Nine Months
                                                 Year Ended        Ended
                                                 December 31,   September 30,
                                                     1996           1997

 Adjusted Pro forma Minimum Rent                   $  134,994    $   101,245
 Adjusted Pro forma Percentage Rent                     1,123          2,058
 Amounts included in pro forma Minimum Rent          (91,862)        (78,422)
 Amounts included in pro forma Percentage Rent        (1,095)         (2,058)
                                                  -----------   -------------
                                                  $    43,160    $     22,823
                                                  ===========   =============

V. Represents the full period's impact of the purchases and proposed purchases of hotels on depreciation expense.

W. Represents interest on adjusted pro forma borrowings under the Company's credit facilities ($79,808) at LIBOR plus contractual spreads for the entire period presented, plus amortization of deferred financing costs. The average applicable LIBOR rate was 5.45% for the year ended December 31, 1996 and 5.60% for the nine months ended September 30, 1997. The adjusted pro forma impact on interest expense of a 1/8% change in LIBOR is $100.

X. Represents estimated impact of the transactions on general and administrative expenses of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HOSPITALITY PROPERTIES TRUST



                                        By:  /s/ Thomas M. O'Brien
                                             --------------------------------
                                             Thomas M. O'Brien, Treasurer and
                                             Chief Financial Officer


Date: December 9, 1997

                                LIST OF EXHIBITS

1.1 Form of Underwriting Agreement among the Company and the Underwriters named in Schedule I thereto.

8.1  Opinion of Sullivan & Worcester LLP re: tax matters.

23.1 Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).